EXHIBIT 2


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                                   INVESTORS MORTGAGE INSURANCE HOLDING COMPANY


                                                                                    PRINCIPAL OCCUPATION
        NAME                                          TITLE                        IF DIFFERENT FROM TITLE
        ----                                          -----                        -----------------------

William C. Erbey                            Chairman of the Board,                Chairman, President and Chief
The Forum, Building A                       President, Chief Executive            Executive Officer of OFC
1675 Palm Beach Lakes Blvd.                 Officer, Chief Operating
West Palm Beach, FL  33401                  Officer, Chief Investment
                                            Officer and Sole Director

John R. Erbey                               Managing Director and                 Managing Director and Secretary of OFC
The Forum, Building A                       Secretary
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

Christine A. Reich                          Managing Director                     Managing Director of OFC
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

John R. Barnes                              Senior Vice President                 Senior Vice President of OFC
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

Joseph A. Dlutowski                         Senior Vice President and             Senior Vice President of OFC
The Forum, Building A                       Assistant Secretary
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

Mark S. Zeidman                             Senior Vice President and             Senior Vice President and Chief
The Forum, Building A                       Chief Financial Officer               Financial Officer of OFC
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

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                                             OCWEN CAPITAL CORPORATION

                                                                                    PRINCIPAL OCCUPATION
        NAME                                          TITLE                        IF DIFFERENT FROM TITLE
        ----                                          -----                        -----------------------

William C. Erbey                            President, Chief Executive            Chairman, President and Chief
The Forum, Building A                       Officer and Sole Director             Executive Officer of OFC
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL 33401

John R. Erbey                               Managing Director and                 Managing Director and Secretary of OFC
The Forum, Building A                       Secretary
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL 33401

Christine A. Reich                          Managing Director and                 Managing Director of OFC
The Forum, Building A                       Chief Financial Officer
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL 33401

John R. Barnes                              Senior Vice President                 Senior Vice President of OFC
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL 33401

Joseph A. Dlutowski                         Senior Vice President                 Senior Vice President of OFC
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL 33401

Jordan C. Paul                              Senior Vice President                 Senior Vice President of Ocwen
The Forum, Building A                                                             Federal Bank, FSB
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL 33401

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                                            OCWEN FINANCIAL CORPORATION


                                                                                    PRINCIPAL OCCUPATION
        NAME                                          TITLE                        IF DIFFERENT FROM TITLE
        ----                                          -----                        -----------------------

William C. Erbey                                    Chairman, President and Chief               ___
Ocwen Financial Corporation                         Executive Officer
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401


Hon. Thomas F. Lewis                                Director                           Principal of Lewis
Ocwen Financial Corporation                                                            Properties and Vice
The Forum, Building A                                                                President of Marian v.
1675 Palm Beach Lakes Blvd.                                                          Lewis Real Estate and
West Palm Beach, FL  33401                                                                Investments


W.C. Martin                                         Director                          President and Chief
Ocwen Financial Corporation                                                           Executive Officer of
The Forum, Building A                                                                   Silitron Vector
1675 Palm Beach Lakes Blvd.                                                           Microwave Products,
West Palm Beach, FL  33401                                                                    Inc.


Howard H. Simon                                     Director                          Managing Director of
Ocwen Financial Corporation                                                             Simon, Master and
The Forum, Building A                                                                     Sidlow, P.A.
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

Barry N. Wish                                       Director                                  ___
Ocwen Financial Corporation
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

John R. Erbey                                       Managing Director and Secretary           ___
Ocwen Financial Corporation
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401


John R. Barnes                                      Senior Vice President                     ___
Ocwen Financial Corporation
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

Robert E. Koe                                       Managing Director                         ___
Ocwen Financial Corporation
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

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                                                                                    PRINCIPAL OCCUPATION
        NAME                                          TITLE                        IF DIFFERENT FROM TITLE
        ----                                          -----                        -----------------------


Christine A. Reich                                  Managing Director                  ___
Ocwen Financial Corporation
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

Joseph A. Dlutowski                                 Senior Vice President              ___
Ocwen Financial Corporation
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

Mark S. Zeidman                                     Senior Vice President and Chief    ___
Ocwen Financial Corporation                         Financial Office
The Forum, Building A
1675 Palm Beach Lakes Blvd.
West Palm Beach, FL  33401

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